Exhibit 99(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Natalie Maniaci, Douglas P. Dick and Michael Glazer, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Janet E. Kerr
Janet E. Kerr

September 21, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Michael E. Cahill, Philip K. Holl, Natalie Maniaci, Douglas P. Dick and Michael Glazer, and each of them, his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to TCW Funds, Inc. and any amendment or supplements thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Peter McMillan
Peter McMillan

September 21, 2010